Exhibit 99.1

Proxy Solicitation and Forward-Looking Statements This presentation contains one or more forward-looking statements. Forward-looking statements are identified by words such as "will," "expected," and other similar words. A variety of known and unknown risks and uncertainties could cause actual results to differ materially from the anticipated results which include, but are not limited to: satisfaction of all conditions required for closing, the ability to obtain the approval of The Stride Rite Corporation's shareholders; the risk that the businesses will not be integrated successfully, or will take longer than anticipated; the risk that the expected cost savings will not be achieved or unexpected costs will be incurred; the risk that customers will not be retained or that disruptions from the transaction will harm relationships with customers, employees and suppliers; costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; changes in accounting treatment of any financings; changes in consumer spending patterns; changes in intellectual property, customs and/or tax laws; litigation, including intellectual property and employment litigation; and the ability to hire and retain associates. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements. Please refer to the Annual Reports on Form 10-K for Payless ShoeSource, Inc. ("Payless") and The Stride Rite Corporation ("Stride Rite" collectively with Payless, the "Companies") for the fiscal years ended February 3, 2007 and December 1, 2006, respectively, for more information on these and other risk factors that could cause actual results to differ. The Companies do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. This communication may be deemed to be solicitation material in respect of the proposed acquisition of Stride Rite by Payless. In connection with the proposed acquisition, Payless and Stride Rite intend to file relevant materials with the SEC, including Stride Rite's proxy statement on Schedule 14A. SHAREHOLDERS OF STRIDE RITE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING STRIDE RITE'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Stride Rite shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Stride Rite. Such documents are not currently available. This communication may also be deemed to be solicitation material in respect of the proposed amendment to the certificate of incorporation of Payless. In connection with the amendment to the certificate of incorporation, Payless intends to file relevant materials with the SEC, including Payless' proxy statement on Schedule 14A. STOCKHOLDERS OF PAYLESS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PAYLESS' PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT TO PAYLESS' CERTIFICATE OF INCORPORATION. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and Payless stockholders will receive information at an appropriate time on how to obtain documents related to the amendment of the certificate of incorporation for free from Payless. Such documents are not currently available. Payless and its directors and executive officers, and Stride Rite and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Stride Rite common stock in respect of the proposed transaction. Payless and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Payless common stock in respect of the proposed amendment of Payless' Certificate of Incorporation. Information about the directors and executive officers of Payless is set forth in Payless' Annual Report on Form 10-K for the most recently ended fiscal year, which was filed with the SEC on April 3, 2007. Information about the directors and executive officers of Stride Rite is set forth in the proxy statement for Stride Rite's most recent 10-K, which was filed with the SEC on February 13, 2007. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers, and Stride Rite and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available. Investors may obtain additional information regarding the interest of Payless and its directors and executive officers in the proposed amendment to Payless' Certificate of Incorporation by reading the proxy statement regarding the amendment of the certificate of incorporation when it becomes available.

Today's Presentation Payless ShoeSource Company Overview Strategic Summary 2007 Initiatives Collective Licensing International The Stride Rite Corporation Collective Brands, Inc.

Company Overview Payless ShoeSource: a family footwear specialty retailer for over fifty years, building an emotional connection with customers through a new fashion commitment, brand messaging and enhanced store experience. scale sales of $2.8 billion 10.9% market share (units) 4,564 stores 15 countries and territories broad customer base nearly 600 million customer visits annually 99% brand awareness with women 90% brand awareness with men strong customer frequency high customer loyalty 41% of customers incomes >$50K diverse real estate strip centers 41% malls 25% free standing 11% junior centers 13% central business district 7% Shopko 3% product balance women's footwear 51% children's footwear 25% men's footwear 16% accessories 8%

financial impact consistent sales growth nine consecutive quarters of positive same-store sales expanding gross margin rate (excluding costs for D.C. initiatives) improvements in operating margins emphasis on working capital management strong cash flow capital structure to support growth corporate goals low single-digit same-store sales percentage increase mid-teens percentage operating income growth over time business strategy on-trend targeted product build authenticity invest in product quality & aesthetics early identification of fashion trends balanced price tiering effective brand marketing house of brands updated image impactful, efficient messaging great shopping experience new store designs driving conversion customer engagement technology investments efficient operations detailed, focused execution direct sourcing core factory base speed to market optimize supply chain distribution & planning systems Strategic Summary timely interpretation of fashion trends ready-to-wear forecasts trend services market reviews (e.g., Europe) product testing On-Trend Targeted Product enhance product creation balanced pricing (good, better, best) refine use of clusters to better target assortment New York design office added product development facilities in factories in China build & leverage a portfolio of brands focused on distinct customer lifestyles and fashion levels in the past, brands at Payless have represented a classification or fabrication in the future brands at Payless will represent customers' taste level and lifestyle Effective Brand Marketing drive store & on-line traffic with effective sales promotions deliver inspiring, clear brand & product messaging build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty build deeper customer relationships & loyalty chain-wide drive traffic and conversion passionate & skilled store teams customer engagement training phased elements of remodeling hot zone new front-of-store design layout incremental sales in the mid to high single digits approx. 400 stores by end of year fashion lab displayed by style, making it more visible and showcasing product stories approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year approx. 25 stores by end of year great shopping experience efficient operations on-trend targeted product effective brand marketing emotional connection with customers great shopping experience customer focused organization and infrastructure efficient operations operations operations Great Shopping Experience

Efficient Operations key initiatives cost effective sourcing increased proportion of direct sourcing adding design and development capabilities consolidation of factory base optimize supply chain new distribution centers distribution planning new assortment planning system new size mgmt system improved assortment flow model, aligned with sales demand drive store productivity technology, including new point-of-sale systems training store associates in customer engagement techniques benefits beneficial costing proprietary designs speed to market improved: quality and production scheduling and receipt flow improved: speed to market and in-stock inventory position enhanced product flow flexibility more balanced assortment across product categories more targeted assortments that speak to discrete customer segments reduced in store aged inventory improved: in-stock by size and customer shopping experience improved customer shopping experience reduces checkout time by nearly 1/2 enhanced customer service increased associate productivity

Collective Licensing International, LP, is a brand development, management and licensing company with a strong youth lifestyle and board sport-inspired brand portfolio Operating as a Denver-based wholly-owned subsidiary Benefits: provides immediate brand leverage for Payless' core footwear and accessories product lines in the youth lifestyle, athletics and outdoor categories facilitates building broad corporate intellectual property management and brand development capabilities to create a diversified portfolio of brands that serve discrete customer segments across a range of price points, categories and sales channels establishes a licensing business that will provide growth opportunities across multiple product categories in domestic and international markets to create new revenue streams from wholesaling or licensing to other retailers and third parties Collective Licensing International

Leading marketer of children's footwear in the United States Major marketer of upscale athletic and casual footwear for children and adults Portfolio of premier, well-known American brands addressing a broad range of market segments in the footwear industry Predominantly a wholesaler of footwear, selling products nationally in a wide variety of retail formats, including: Premier department stores Independent shoe stores Value retailers Specialty stores Operates more than 300 retail stores Outside the United States and Canada, products carrying the highly- respected brands of the Stride Rite portfolio are marketed through independent distributors and licensees The Stride Rite Corporation

Collective Brands, Inc. Concurrent with the closing of the acquisition of Stride Rite, Payless intends to rename the company Collective Brands, Inc., and, as a holding company, will operate the three business units: Payless, Stride Rite, and Collective Licensing International. Collective Licensing International. Collective Licensing International. Collective Licensing International. Collective Licensing International. Collective Licensing International. Collective Licensing International.

The Stride Rite and Payless teams operate in distinct markets which will enable Collective Brands to quickly capitalize on the most promising growth opportunities in the footwear and accessories industry: Over the past five years, the branded footwear category has experienced higher growth than private label or designer categories. Collective Brands will offer more brands to more customers. Children's footwear is among the fastest growing footwear sectors. Through its distinct and complementary operating units -- Payless and Stride Rite -- Collective Brands will have a strong leadership position with about 19% unit share in this growth segment. The support of Collective Brands and its ability to invest and provide back-end efficiencies will enable Stride Rite to develop innovative new products and accelerate growth of well-located stores. Casual footwear is one of the faster growing categories. Collective Brands will be in a strong position to capitalize in both men's and women's as Keds, Sperry Top-Sider and Tommy Hilfiger are all brands with cachet?, authenticity and substantial growth potential. Collective Brands can accelerate the growth of the Saucony business on a global basis by providing greater support for this leading technical running brand in the premium performance footwear market. Off-mall retail locations such as in lifestyle and outlet centers are increasingly preferred by consumers. Stride Rite stores are currently under-penetrated in these shopping venues and present a strong opportunity for growth by leveraging Collective Brands' strong real estate expertise and scale advantages. Finally, the new company will be better positioned to compete in the global marketplace through expansion across all of its business channels -- retailing, wholesaling, licensing and e-commerce. Collective Brands, Inc.

Synergies scale and scope; for example, we source 180 million pairs of shoes; Stride Rite sources 37 million, creating synergies in everything from cost of goods to containers, etc. significant opportunity for synergies can be found in: sourcing logistics supply chain real estate finance systems inventory management cost savings realized through the various synergies will result in cash that will help fund our future growth